AMERICAN MEDICAL ALERT CORP.
2010 EQUITY INCENTIVE PLAN

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, effective as of March 31, 2011, is by and between American Medical Alert Corp., a New York corporation (the “Company”), and Gregory Fortunoff, having an address at 25 Montrose Court, Roslyn, NY 11576 (the “Holder”).

WITNESSETH:

WHEREAS, the Company has adopted the 2010 Equity Incentive Plan (the “Plan”);

WHEREAS, the Holder is an independent director of the Company, and the Company has determined that it would be in the interest of the Company and its Shareholders to grant the shares of Common Stock provided for in the Agreement to the Holder in consideration of the services he has or will perform for the Company as an independent director;

WHEREAS, pursuant to the Plan, the Administrator has determined that the Holder is entitled to a grant of shares of Common Stock, subject to the terms of the Plan and this Agreement; and

WHEREAS, the parties now desire to enter into the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Definitions. Capitalized terms used herein and not defined in this Agreement shall have the meanings set forth in the Plan.  As used herein, the following definitions shall apply:

(a)           “Agreement” shall mean this Stock Purchase Agreement.

(b)           “Applicable Laws” means the requirements relating to the administration of equity-based awards and any related matters under U.S. state corporate laws, U.S. federal and state securities laws, the Code, and any stock exchange or quotation system on which the Common Stock is listed or quoted, and all rules and regulations relating to any of the foregoing.

(c)           "Award" shall have the meaning ascribed to it in Section 2(a) of this Agreement.

(d)           “Board” shall mean the Company’s Board of Directors.

(e)           “Common Stock” shall mean the Company’s common stock, $.01 par value per share.

(f)           “Holder” shall mean Holder and all subsequent holders of the Shares who derive their chain of ownership through a Permitted Transfer from Holder.

(g)           “Permitted Transfer” shall mean (i) a gratuitous transfer of the Shares to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, provided, and provided only, that Holder obtains the Company’s prior written consent to such transfer, or (ii) a transfer of title to the Shares effected pursuant to Holder’s will or the laws of descent and distribution following Holder’s death.

(h)           “Person” shall mean an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization, a government or any department or agency thereof or any other entity.

(i)           “Securities Act” shall mean the Securities Act of 1933, as amended.

2.           Award of Shares.  (a) The Company hereby awards to the Holder (i) such number of shares of Common Stock having a value equal to $5,500 as a retainer for service on the Board to be granted at the end of each fiscal quarter of the Company, commencing as of the fiscal quarter ended March 31, 2011, based on the closing price of the Common Stock at the end of such quarter (such shares to be issued in arrears for the first fiscal quarter of 2011 after the execution of this Agreement), plus (ii) to the extent that the Holder is serving on the Audit Committee of the Board on the applicable date of grant, such number of shares of Common Stock having a value equal to $1,250 as a retainer for such service to be granted at the end of each fiscal quarter of the Company, commencing as of the fiscal quarter ended March 31, 2011, based on the closing price of the Common Stock at the end of such quarter (such shares to be issued in arrears for the first fiscal quarter of 2011 after the execution of this Agreement), plus (iii) to the extent that the Holder is serving on the Compensation Committee of the Board on the applicable date of grant, such number of shares of Common Stock having a value equal to $1,250 as a retainer for such service to be granted at the end of each fiscal quarter of the Company, commencing as of the fiscal quarter ended March 31, 2011, based on the closing price of the Common Stock at the end of such quarter (such shares to be issued in arrears for the first fiscal quarter of 2011 after the execution of this Agreement), plus (iv) to the extent that the Holder is serving as Chair of the Audit Committee of the Board on the applicable date of grant, such number of shares of Common Stock having a value equal to $375 as a retainer for such service to be granted at the end of each fiscal quarter of the Company, commencing as of the fiscal quarter ended March 31, 2011, based on the closing price of the Common Stock at the end of such quarter (such shares to be issued in arrears for the first fiscal quarter of 2011 after the execution of this Agreement), plus (v) to the extent that the Holder is serving as Chair of the Compensation Committee of the Board on the applicable date of grant, such number of shares of Common Stock having a value equal to $375 as a retainer for such service to be granted at the end of each fiscal quarter of the Company, commencing as of the fiscal quarter ended March 31, 2011, based on the closing price of the Common Stock at the end of such quarter (such shares to be issued in arrears for the first fiscal quarter of 2011 after the execution of this Agreement), plus (vi) such number of shares of Common Stock equal to the FASB 123R (as codified, or any successor rule) value of an option to purchase 10,000 shares of Common Stock, to be granted upon election of Holder as a director of the Company at the annual meeting of the shareholders of the Company, based on the closing price of the Common Stock on such date (collectively, the “Shares”), in each case in consideration of services actually rendered and to be rendered to the Company by Holder; provided, however, that the Board may at any time, in its sole discretion, limit or reduce or increase the number of Shares to be granted hereunder, or cease the granting of any such Shares.

(b)           The Shares, when issued pursuant to the provisions hereof, shall constitute issued and outstanding shares of Common Stock for all corporate purposes.  Subject to the restrictions set forth herein, the Holder will have the right to exercise all rights, powers and privileges of a holder of Common Stock with respect to the Shares, including the right to vote, receive stock or cash dividends, participate in stock splits or other recapitalizations and exchange the Shares in a merger, consolidation or other reorganization. The term “Shares,” in addition to the shares of Common Stock received pursuant to this Agreement, also refers to all securities received in replacement of the Shares, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to Holder is entitled by reason of Holder’s ownership of the Shares.

3.           Representations of the Holder with Respect to any Unregistered Grants.  In the event that the Company does not have on file with the Securities and Exchange Commission an effective registration statement on Form S-8 on the date the respective Shares are earned (the “Unregistered Shares”), the Holder hereby represents to the Company that:

(a)           Holder is an “accredited investor,” as such term is defined in Rule 501 of the Securities Act due to his status as a director of the Company.

(b)           The Holder understands that the Unregistered Shares have not been registered under the Securities Act or any applicable U.S. federal, state or foreign securities laws, and, as such, will be characterized as “restricted securities” under the U.S. federal securities laws, and that the Unregistered Shares are being issued in reliance on an exemption from registration, which exemption depends upon, among other things, the accuracy of the Holder’s representations as expressed herein.

(c)           The Holder understands that the Unregistered Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and (ii) the Unregistered Shares may not be sold, transferred or otherwise disposed of except in compliance with Applicable Laws.  The Holder will sell, transfer or otherwise dispose of the Unregistered Shares only in a manner consistent with its representations set forth herein and then only in accordance with this Agreement, including Section 4 below, and the Plan.

4.           Transfer Restrictions.

(a)          One-Year Lock-Up.  Except for any Permitted Transfer, Holder shall not transfer, assign, encumber or otherwise dispose of any of the Shares and the rights and privileges conferred by this Agreement for a period of one year from the date on which such Shares are earned.

(b)          Transferee Objections. Each Person (other than the Company) to whom the Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such Person is bound by the provisions of Section 4(a) of this Agreement and that the transferred Shares are subject to the One-Year Lock-Up.

5.           Securities Law Compliance.

(a)          Restrictions on Disposition of Shares.  Holder shall make no disposition of the Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Holder shall have provided the Company with a written summary of the terms and conditions of the proposed disposition; and

(ii) Holder shall have complied with all requirements of this Agreement applicable to the disposition of the Shares.

(b)         In addition, Holder shall make no disposition of the Shares unless Holder shall have provided the Company with written assurances, in form and substance satisfactory to the Company in its sole discretion, that (a) the proposed disposition does not require registration of the Shares under the Securities Act or (b) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or any exemption from registration available under the Securities Act (including Rule 144 thereunder) have been taken in connection with the proposed disposition.

(c)         The Company shall not be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

(a)         Certificates.  The Shares shall be represented by a stock certificate or certificates registered in the name of the Holder.  Holder understands that the certificates representing the Shares issued in settlement of this award will bear legends in substantially the form set forth below:

(i)           On certificates representing Unregistered Shares:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

(ii)           On certificates representing all Shares:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE HELD BY AN "AFFILIATE", WITHIN THE MEANING OF PARAGRAPH (A) (1) OF RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY ONLY BE SOLD, TRANSFERRED OR ASSIGNED IF IN THE OPINION OF COUNSEL OF THE CORPORATION SUCH SALE, TRANSFER OR ASSIGNMENT IS IN COMPLIANCE WITH THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE, ARE SUBJECT TO A STOCK PURCHASE AGREEMENT, DATED AS OF MARCH 31, 2011, BY AND BETWEEN AMERICAN MEDICAL ALERT CORP. AND THE HOLDER, A COPY OF WHICH IS AVAILABLE UPON REQUEST TO THE COMPANY, AND WHICH REQUIRES THAT ANY TRANSFEREE ASSUME THE OBLIGATIONS SET FORTH THEREIN.”

In addition, Holder acknowledges and agrees that stop transfer instructions shall be imposed with respect to each certificate representing the Shares issued in settlement of this Award.

6.           Miscellaneous Provisions.

(b)           Data Protection.  By participating in the Plan, the Holder consents to the collection, processing, transmission and storage by the Company in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of introducing and administering the Plan.  The Company may share such information with any Subsidiary, the trustee of any employee benefit trust, its registrars, trustees, brokers, other third party administrator or any Person who obtains control of the Company or acquires the Company.

(c)           Notice.  Whenever under this Agreement it becomes necessary to give notice, such notice shall be in writing, signed by the party or parties giving or making the same, and shall be served on the person or persons for whom it is intended or who should be advised or notified, by FedEx (or other similar overnight service) or by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to the Company at its principal executive office and to Holder at the address that he most recently provided in writing to the Company.

(d)           Bound by Plan.  By Holder’s signature and the signature of the Company’s representative below, Holder and the Company agree that this Award is granted under and subject to the terms of the Plan and this Agreement.  Holder has reviewed the Plan, a description of the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement.

(e)           Administrator Authority.  The Administrator has the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Award have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Holder, the Company and all other interested persons.  No Administrator (or member thereof) will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

(f)           Entire Agreement.  This Agreement and the Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(g)           Waiver.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(h)           Successors and Assigns.  Subject to the limitations on the transferability of this grant contained herein and in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of Holder.

(i)           Choice of Law.  The validity, interpretation and enforcement of this Agreement (and any exercise notices relating hereto), matters arising out of or related to this Agreement (and any exercise notices relating hereto) or its making, performance or breach, and related matters shall be governed by the internal laws of the State of New York (without reference to choice of law doctrine).  Any legal action or proceeding concerning the validity, interpretation and enforcement of this Agreement (and any exercise notices relating hereto), matters arising out of or related to this Agreement (and any exercise notices relating hereto) or its making, performance or breach, or related matters shall be brought exclusively in the courts of the State of New York in New York County or of the United States of America for the Southern District of New York, and all parties consent to the exclusive jurisdiction of those courts, waiving any objection to the propriety or convenience of such venues.

(j)           Interpretation.  All pronouns and words used in this Agreement shall be read in the appropriate number and gender, the masculine, feminine and neuter shall be interpreted interchangeably and the singular shall include the plural and vice versa, as the circumstances may require.

(k)           Headings; Facsimile Signatures; Counterparts.  The section headings in this Agreement are for reference purposes only and shall not define, limit or affect the meaning or interpretation of this Agreement.  This Agreement may be signed in one or more counterparts and delivered by facsimile or electronic transmission in .pdf format, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(l)           Holder Undertaking.  Holder (or any successor in interest) agrees to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, on May  __, 2011.

HOLDER:	AMERICAN MEDICAL ALERT CORP.

/s/ Gregory Fortunoff	/s/ Richard Rallo
Signature	Name: Richard Rallo
Title: CFO
Gregory Fortunoff
Print Name